UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 April 16, 2003


                                IBT Bancorp, Inc.
                                -----------------
             (Exact name of Registrant as specified in its Charter)



       Pennsylvania                  0-25903                   25-1532164
       ------------                  -------                   ----------
(State or other jurisdiction  (Commission File Number)        (IRS Employer
of incorporation)                                         Identification Number)




309 Main Street, Irwin, Pennsylvania                            15642
------------------------------------                            -----
(Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code:  (724) 863-3100
                                                     --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

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                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events

                  On April 16, 2003, the Registrant announced its second quarter cash dividend declared April 15, 2003, and the results from its 2003 Annual Meeting of Stockholders held on April 15, 2003.

                  For further details, reference is made to the Press Releases dated April 16, 2003, which are attached hereto as Exhibit 99 and 99.1 and incorporated herein by this reference.


Item 7.  Financial Statements, Pro Forma Financial Information
           and Exhibits

(c)      Exhibits

         Exhibit 99    -- Press Release  announcing  cash dividend  dated April
                          16, 2003.

         Exhibit 99.1  -- Press  Release  announcing  results  of  2003  Annual
                          Stockholders Meeting dated April 16, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     IBT Bancorp, Inc.


Date:  April 17, 2003                By:  /s/Charles G. Urtin
                                          --------------------------------------
                                          Charles G. Urtin
                                          President and Chief Executive Officer